UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 3, 2015

Cyan, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35904	20-5862569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1383 N. McDowell Blvd., Suite 300

Petaluma, CA 94954

(Address of principal executive offices, including zip code)

(707) 735-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On August 3, 2015, Cyan, Inc., a Delaware corporation (“Cyan”), Ciena Corporation, a Delaware corporation (“Ciena”) and Neptune Acquisition Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of Ciena (“Merger Sub”) completed the transactions contemplated by the Agreement and Plan of Merger, dated as of May 3, 2015, among Cyan, Ciena and Merger Sub, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of June 2, 2015 (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Cyan (the “Merger”), with Cyan surviving the Merger as a wholly owned subsidiary of Ciena. Immediately following the consummation of the Merger, Cyan, as the surviving corporation of the Merger, merged with and into Ciena (the “Second Step Merger” and together with the Merger, the “Transaction”), with Ciena surviving the Second Step Merger and Cyan ceasing to exist as an independent entity.

At the effective time of the Merger, each share of common stock, par value $0.0001 per share, of Cyan (the “Cyan Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (other than Cyan treasury stock, shares owned directly by Ciena or any wholly owned subsidiary of Cyan or Ciena and shares owned by Cyan stockholders who exercised their appraisal rights under Delaware law) was converted into the right to receive merger consideration having a value at closing of 0.224 shares of common stock, par value $0.01 per share, of Ciena (the “Ciena Common Stock”), determined as follows: (i) 0.19936 shares of validly issued, fully paid and nonassessable shares of Ciena Common Stock; (ii) $0.63 in cash, which is 0.02464 (11% of the aggregate exchange ratio) multiplied by (B) the volume weighted average price per share of Ciena Common Stock on the New York Stock Exchange on July 31, 2015, which was the last trading day prior to closing; and (iii) any cash paid in lieu of fractional shares of Ciena Common Stock.

As a result of the Merger, Ciena paid approximately $33.6 million in cash and issued approximately 10.6 million shares of Ciena Common Stock to shareholders of Cyan. The cash portion of the Merger consideration was funded by Ciena with cash on hand. No consideration was issued in connection with the Second Step Merger.

In connection with the consummation of the Merger, Cyan requested that the New York Stock Exchange (the “NYSE”) suspend trading of Cyan Common Stock and file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (“SEC”) with respect to the delisting of Cyan Common Stock and the deregistration of Cyan Common Stock under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Cyan Common Stock, which previously traded under the symbol “CYNI”, ceased to be traded on the NYSE prior to the opening of trading on August 3, 2015 and is being delisted from the NYSE. Cyan intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of Cyan Common Stock and suspending Cyan’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Cyan’s Current Report on Form 8-K filed with the SEC on May 6, 2015, as amended by Amendment No. 1 to the Merger Agreement, which was filed as Annex A to Cyan’s Definitive Proxy Statement filed with the SEC on June 30, 2015, each of which is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the section above titled “Introduction” is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure set forth in the section above titled “Introduction” is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth in the section above titled “Introduction” is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The disclosure set forth in the section above titled “Introduction” is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information set forth in the section above titled “Introduction” is incorporated herein by reference.

As a result of the Merger, the following persons, who were directors of Merger Sub, became directors of Cyan: David M. Rothenstein and James E. Moylan, Jr. As a result of the Merger, Mark Floyd, Michael Boustridge, Paul Ferris, Promod Haque, Michael Hatfield, Dr. Neil Ransom and Robert Switz ceased to be directors of Cyan.

As a result of the Merger, the following persons, who were officers of Merger Sub, became officers of Cyan: Gary B Smith (principal executive officer); James E. Moylan, Jr. (principal financial officer); and Andrew Petrik (principal accounting officer). Biographical information about these officers is available in Ciena’s Annual Report on Form 10-K for the year ended October 31, 2014 filed with the SEC on December 19, 2014. As a result of the Merger, Mark Floyd, Michael Hatfield, Norman Faust, James Hamilton, Scott Pradels, Jeffrey Ross and Ken Siegel ceased to be officers of Cyan.

As a result of the Second Step Merger, Cyan ceased to exist and therefore has no directors or officers.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the section above titled “Introduction” is incorporated herein by reference.

As a result of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1, which is incorporated herein by reference.

As a result of the Merger, the bylaws of the Company were amended and restated to be in the form of the bylaws attached as Exhibit 3.2, which is incorporated herein by reference.

As a result of the Second Step Merger, Cyan ceased to exist and therefore its amended and restated certificate of incorporation and amended and restated bylaws are no longer effective.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 31, 2015, Cyan held its postponed 2015 Annual Meeting of Stockholders (the “Annual Meeting”). Cyan filed its Definitive Proxy Statement for the proposals voted upon at the Annual Meeting with the SEC on June 30, 2015.

As of June 25, 2015, the record date for the Annual Meeting, 49,311,592 shares of Cyan Common Stock were issued and outstanding and entitled to vote at the Annual Meeting. A quorum of 43,866,766 shares of the Cyan Common Stock, or approximately 89% of the total shares entitled to vote, were represented in person or by proxy at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

Proposal No. 1—Adoption of the Merger Agreement. The Merger Agreement was adopted.

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,088,780	836,900	90,044	7,851,042

Proposal No. 2—Election of Class II Directors. The following nominees were elected as Class II directors to serve until the 2018 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Promod Haque	33,487,183	2,528,541	7,851,042
Michael L. Hatfield	33,449,102	2,566,622	7,851,042
M. Neil Ransom	34,175,191	1,840,533	7,851,042

Proposal No. 3—Approval of Certain Issuances of Cyan Common Stock upon Conversion of Cyan’s Convertible Notes and Exercise of the Related Warrants. Certain issuances of Cyan Common Stock in excess of 20% of Cyan’s outstanding shares upon conversion of its outstanding convertible notes and exercise of related warrants issued December 2014 were approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,867,795	1,019,161	128,768	7,851,042

Proposal No. 4—Approval of Certain Issuances of Cyan Common Stock to Affiliates upon Conversion of Cyan’s Convertible Notes and Exercise of the Related Warrants. Certain issuances of Cyan Common Stock to certain affiliated holders upon conversion of its outstanding convertible notes and exercise of related warrants issued December 2014 were approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,867,245	1,019,711	128,768	7,851,042

Proposal No. 5—Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2015 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,497,497	1,240,501	128,768	7,851,042

Proposal No. 6—Adjournment of the Postponed Annual Meeting. The adjournment of the postponed Annual Meeting, if necessary or appropriate, was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,328,241	1,582,805	104,678	7,851,042

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 3, 2015, by and among Ciena Corporation, Neptune Acquisition Subsidiary, Inc. and Cyan, Inc. (filed as Exhibit 2.1 to Cyan’s Current Report on Form 8-K filed May 6, 2015 and incorporated herein by reference)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of May 3, 2015, by and among Ciena Corporation, Neptune Acquisition Subsidiary, Inc. and Cyan, Inc. (filed as Annex A to Cyan’s Definitive Proxy Statement filed June 30, 2015 and incorporated herein by reference)

3.1	Amended and Restated Certificate of Incorporation of Cyan, Inc.

3.2	Amended and Restated Bylaws of Cyan, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciena Corporation (as successor to the Registrant)

By:	/s/ David M. Rothenstein
Name:	David M. Rothenstein
Title:	Senior Vice President, General Counsel and Secretary of Ciena Corporation

Date: August 3, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 3, 2015, by and among Ciena Corporation, Neptune Acquisition Subsidiary, Inc. and Cyan, Inc. (filed as Exhibit 2.1 to Cyan’s Current Report on Form 8-K filed May 6, 2015 and incorporated herein by reference)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of May 3, 2015, by and among Ciena Corporation, Neptune Acquisition Subsidiary, Inc. and Cyan, Inc. (filed as Annex A to Cyan’s Definitive Proxy Statement filed June 30, 2015 and incorporated herein by reference)

3.1	Amended and Restated Certificate of Incorporation of Cyan, Inc.

3.2	Amended and Restated Bylaws of Cyan, Inc.